As filed with the U.S. Securities and Exchange Commission on June 28, 2005
                         Registration No. 333-121356
 =========================================================================

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                     		FORM 8-A
	For registration of certain classes of securities pursuant to section 12(b) or (g) of the of the Securities Exchange Act of 1934


                   ARCH MANAGEMENT SERVICES INC.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                         7900                        84-1665042
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                    	 4-2341 West Broadway
                      Vancouver, British Columbia
                          V6K 2E6   Canada
                          (604) 603-5693
             -----------------------------------------------
      (Address and telephone number of principal executive offices)

          		     Kenneth H. Finkelstein
			    2200-1420 Fifth Avenue
                     Seattle, Washington  98101
                         (206) 310-1344
            -------------------------------------------------
        (Name, address and telephone number of agent for service)

=============================================================

Securities to be registered pursuant to section 12(b) of the Act:

Title of each class to be so registered:

Not Applicable

Name of each exchange on which each class is to be registered:

Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this form relates:

Form SB-2; File no. 333-121356

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Class:

Common Stock, par value $0.001

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Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the United States Securities and Exchange Commission (File no. 333-121356) is incorporated by reference into this registration statement.

Item 2. Exhibits

The following Exhibits are incorporated herein by reference from the Registrant's Form SB-2 Registration Statement filed with the United States Securities and Exchange Commission, SEC file no. 333-121356 on February 28, 2005. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

Exhibit No.		Document Description

3.01			Articles of Incorporation
3.02 			Bylaws
5.01			Legal Opinion Letter
23.01			Auditor Consent Letter
23.02			Counsel Consent Letter (filed with Exhibit 5.01)
99.01			Subscription Agreement


SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of June, 2005.




Registrant:       ARCH MANAGEMENT SERVICES INC.


By:   	/s/ Nigel Johnson
	--------------------------------
      	Nigel Johnson, President,
	Chief Executive Officer, Chief
	Financial Officer, Principal
	Accounting Officer, Treasurer,
        a member of the Board of Directors

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